UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 31, 2006

Date of Report (Date of earliest event reported)

Intellisync Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21709	77-0349154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131
(Address of principal executive offices, including zip code)

(408) 321-7650
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  OTHER MATTERS.

On January 31, 2006, Intellisync Corporation (the “Company”) issued a press release announcing that, at the Special Meeting of the Company’s stockholders held on January 31, 2006, the stockholders of the Company have approved the Agreement and Plan of Merger, dated as of November 15, 2005, by and among the Company, Nokia Inc. and Jupiter Acquisition Corporation and the transactions contemplated therein, including but not limited to, the merger of Jupiter Acquisition Corporation with and into the Company, with the Company continuing as the surviving corporation.  The text of this press release is set forth as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

99.1

Press Release, dated January 31, 2006, by the Company announcing approval by the stockholders of the Company of the Agreement and Plan of Merger, dated as of November 15, 2005, by and among the Company, Nokia Inc. and Jupiter Acquisition Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2006	INTELLISYNC CORPORATION

	By:	/s/ Woodson Hobbs
Woodson Hobbs
President and Chief Executive Officer
(Principal Executive Officer)

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